Exhibit (10)(l)(e)
                                                 -----------------


SOUTH JERSEY INDUSTRIES, INC.
SCHEDULE OF OFFICER AGREEMENTS


        Pursuant to Rule 12b-31, the following sets forth the materials details which differ in the Executive Employment Agreements, the form of which is filed herewith as Exhibit (10)(l)(d).



                                                                      Minimum
                                                          Date of      Base
        Name               Capacities in Which Served    Agreement    Salary
-----------------------    ---------------------------   ---------   --------
George L. Baulig           Secretary & Treasurer, South   10/1/96    $125,000
                           Jersey Industries, Inc.;
                           Secretary, South Jersey Gas
                           Company.

Charles Biscieglia         President, South Jersey Gas    10/1/96     167,000
                           Company; Vice President,
                           South Jersey Industries, Inc.

Julius J. Bodrog           President, Energy &            10/1/96     104,000
                           Minerals, Inc.; Assistant
                           Vice President, South Jersey
                           Gas Company; President, R&T
                           Group, Inc.

Edward J. Graham           President, South Jersey        8/1/96      110,000
                           Fuel, Inc.; Vice President,
                           South Jersey Gas Company

David A. Kindlick          Vice President, South Jersey   10/1/96     115,000
                           Gas Company

Gerald S. Levitt           Executive Vice President,      1/1/97      167,000
                           South Jersey Gas Company.

Joseph E. McCullough       President, South Jersey        8/1/96      127,500
                           Energy Company; Vice
                           President, South Jersey Gas
                           Company.

Albert V. Ruggiero         Vice President, South Jersey   10/1/96     120,000
                           Gas Company

William J. Smethurst, Jr.  Assistant Secretary &          10/1/96     105,000
                           Assistant Treasurer,
                           South Jersey Industries,
                           Inc. and Energy & Minerals,
                           Inc.; Vice President &
                           Treasurer, South Jersey Gas
                           Company; Treasurer, South
                           Jersey Energy Company
